UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CenturyTel, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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CenturyLink™

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ANDREW SAMPLE
1234 AMERICA DRIVE
ANYWHERE, IL 60661

IMPORTANT ANNUAL SHAREHOLDERS' MEETING INFORMATION — YOUR VOTE COUNTS!

Shareholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the CenturyTel, Inc. Annual Meeting of Shareholders to be Held on May 20, 2010.

Under recent Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request paper copies of the proxy materials. The items to be voted on and location of the annual meeting are listed on the reverse side of this notice. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Our proxy statement, 2009 annual report and related materials are available at:

www.envisionreports.com/CTL

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.envisionreports.com/CTL** to view the materials.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

Other voting alternatives are described on the reverse side of this notice.

Obtaining a Free Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. Please make your request for a free copy as instructed on the reverse side on or before May 10, 2010 to facilitate timely delivery.

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Shareholder Meeting Notice CenturyTel, Inc.’s Annual Meeting of Shareholders will be held at 2:00 p.m. local time on May 20, 2010 at the Corporate Conference Room, CenturyLink Headquarters, 100 CenturyLink Drive, Monroe, Louisiana. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR Proposals 1 through 4: 1. To elect four Class I Directors: 01 — W. Bruce Hanks 02 — C.G. Melville, Jr. 03 — William A. Owens 04 — Glen F. Post, III 2. To ratify the appointment of KPMG LLP as our independent auditor for 2010. 3. To amend our articles of incorporation to change our name to CenturyLink, Inc. 4. To approve our 2010 Executive Officer Short-Term Incentive Plan. The Board of Directors recommends a vote AGAINST Proposals 5 through 8: 5. To act upon a shareholder proposal regarding network management practices. 6. To act upon a shareholder proposal regarding limitation of executive compensation. 7. To act upon a shareholder proposal regarding executive stock retention. 8. To act upon a shareholder proposal regarding executive compensation advisory votes. NOTE ON VOTING ALTERNATIVES – THIS IS NOT A BALLOT OR A PROXY. YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must (i) vote online, (ii) vote by mail by requesting a paper copy of our proxy materials and a proxy card, (iii) vote by phone in the manner described in the proxy materials or (iv) vote in person at the meeting. If you plan to attend the meeting, you can obtain directions to our headquarters building on our website http://ir.centurylink.com. You should bring this notice as an admission ticket, as well as the other materials specified in our proxy materials. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. 3 Internet – Go to www.envisionreports.com/CTL. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. 3 Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. 3 Email – Send email to investorvote@computershare.com with “Proxy Materials CenturyTel, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 10, 2010. 016BQD

WHAT YOU SHOULD KNOW ABOUT
DELIVERY OF OUR 2010 PROXY MATERIALS
          This year, instead of mailing a printed copy of our proxy materials to each shareholder of record, we decided to provide access to these materials via the Internet. Accordingly, on or about April 7, 2010, we began mailing the accompanying Notice of Internet Availability of Proxy Materials to all shareholders of record as of March 22, 2010, and posted our proxy materials on the website described in the Notice. The following information addresses certain questions you may have regarding this process.
Why didn’t I receive a copy of the proxy materials in the mail?
          The Securities and Exchange Commission recently adopted new rules that allow us to send you a short notice that proxy materials are available electronically instead of a full package containing a proxy card, annual report and proxy statement. You can request that we send paper copies of the proxy materials, as described further below. The rules are not mandatory, and we may still choose to mail paper copies of proxy materials to all or some of our shareholders.
How do these rules work?
          The rules permit us to send (or request that brokers send) a short notice instead of the traditional large proxy package. This conserves paper and reduces our printing and mailing costs. As explained further in the accompanying Notice, you have the option of (1) accessing the proxy materials online, including instructions on how to vote, or (2) requesting that paper copies of those materials be sent or e-mailed to you.
Can I receive paper proxy packages now and in the future?
          Yes. If you are a shareholder of record, you may contact us as directed on the accompanying Notice and request that we mail you paper proxy packages. This selection will apply to all future proxy mailings by us, until you notify us that you no longer wish to receive paper proxy packages.
          If you hold shares of our common stock in street name through a broker, you should request paper proxy packages from the broker in the manner specified by them.
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